UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2020, Asbury Automotive Group, Inc. (the “Company”) approved a temporary reduction in pay for each of its named executive officers, including (1) a 50% base salary reduction for David Hult, the President and Chief Executive Officer, (2) a 20% base salary reduction for each of Daniel Clara, Senior Vice President, Operations, Jed M. Milstein, Senior Vice President & Chief Human Resources Officer, and George A. Villasana, Senior Vice President, General Counsel & Secretary and (3) a 10% base salary reduction for William F. Stax, Interim Principal Financial Officer, Vice President, Controller, & Chief Accounting Officer. In connection with these reductions, each of Messrs. Hult, Milstein and Villasana waived his right to terminate his employment for “good reason” due to a reduction in salary as defined in the agreement for such officer previously filed with the U.S. Securities and Exchange Commission.  For any other termination of these three officers occurring during the temporary period, the applicable severance payment will be calculated pursuant to and in accordance with the terms of such applicable agreement using the base salary in effect immediately prior to April 3, 2020.  Messrs. Stax and Clara are not subject to agreements with similar rights.
Item 8.01 Other Events.
The COVID-19 pandemic has caused a dramatic decrease in economic activity across the United States. The pandemic also has resulted in the imposition of measures mandated by federal, state and local governments and guidelines issued by public health officials designed to minimize the public’s exposure to the virus.
    As a result of the COVID-19 pandemic and related measures and guidelines, the Company has experienced a sudden and significant decline in its sales and service business operations. In response to the COVID-19 effects, the Company has acted decisively in an effort to right-size its business, reduce expenses and mitigate the financial impact of COVID-19.
These actions include the placement of approximately 2,300 employees on furlough, implementation of reduced store hours, and suspension of the 401(k) match. These actions will be evaluated and adjusted as necessary in response to the Company’s operational needs during these times of economic uncertainty. The Company also implemented a temporary reduction in pay for all employees across the Company, including the following reductions:

•	50% base salary reduction for the President and Chief Executive Officer,

•	20% base salary reduction for the Senior Vice Presidents,

•	20% average pay reduction for the Regional and Field Vice Presidents and National Directors, and

•	10% base salary reduction for all other Vice Presidents.
The Company’s directors have also agreed to waive 25% of the annual cash retainer and annual cash committee chair retainer during this temporary period.  In addition, the chairman of the board has agreed to waive 30% of his annual cash chairman retainer during this temporary period.
In addition, the Company has significantly reduced its marketing expenses, deferred most capital expenditures, and negotiated significant discounts with certain vendors through the end of the second quarter of 2020.
Because the Company cannot predict the duration of the pandemic and resulting economic impact on its business, the Company will continue to evaluate its options and manage its business as appropriate in order to preserve its financial flexibility during this challenging time.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the duration of the COVID-19 pandemic and its impact on the economy, our business operations and the supply of vehicle and parts inventories, the scope and duration of government-mandated measures and guidelines by health officials, and their impact on our business operations, the ability and willingness of our customers to visit our stores to purchase products or service their vehicles and the overall health of our labor force, and our liquidity, our relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio. Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 3, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary